UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
March 18, 2009
(Date of earliest event reported)

Motorola, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-7221 (Commission File Number)	36-1115800 (IRS Employer Identification No.)

1303 East Algonquin Road
Schaumburg, Illinois (Address of principal executive offices)	60196 (Zip Code)
(847) 576-5000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
2009 Motorola Incentive Plan
     On March 18, 2009, the Compensation and Leadership Committee (the “Committee”) of the Board of Directors (the “Board”) of Motorola, Inc. (the “Company”) approved the 2009 Motorola Incentive Plan (the “2009 MIP”) effective January 1, 2009. Below is a summary of the key terms of the 2009 MIP.
     The 2009 MIP has been established to retain employees through competitive rewards, attract premier talent, align individual efforts with business goals, and reward employees for strong business performance. The 2009 MIP, which replaces the 2008 Motorola Incentive Plan, is based on successive calendar year performance periods commencing January 1, 2009 and thereafter. The 2009 MIP is being implemented pursuant to the terms and conditions of the Motorola Omnibus Incentive Plan of 2006, as amended, or its successor.
     All full-time or part-time employees of the Company and certain subsidiaries may participate in the 2009 MIP, subject to certain exceptions. All of the named executive officers participate in the 2009 MIP.
     A target award is established for each participant at the beginning of a plan year based on a percentage of the participant’s eligible earnings (the “Target Award Percentage”). The Committee determines the Target Award Percentage for each participant who is (i) subject to Section 162(m) of the Internal Revenue Code, as amended, (ii) subject to Section 16 of the Securities Exchange Act of 1934, as amended or (ii) designated as a member of the Motorola Senior Leadership Team. For 2009 the Target Award Percentage ranges from 0 to 200%. The award earned will be based on the achievement of stated business performance factors and individual performance factors determined by the Committee. Business performance factors are based on financial and non-financial factors as determined by the Committee. The Committee has determined that the business performance factors for 2009 are Controllable Free Cash Flow and Operating Earnings. Awards will be calculated after the close of each plan year on which the awards are based and the Committee will approve the aggregate dollar payout amount. All earned awards will be paid in cash as soon as administratively practicable during the calendar year immediately following the close of a plan year, unless a participant makes an irrevocable election under a deferred compensation arrangement that provides for payment at a different time.
     The preceding summary of the 2009 MIP and the 2009 MIP business performance factors are qualified in their entirety by reference to the full text of the plan, and the description of the 2009 MIP business performance factors, which are filed with this report as Exhibits 10.1 and 10.2, respectively, and incorporated herein.
Motorola Long Range Incentive Plan of 2009
     On March 18, 2009, the Committee approved the Company’s Long Range Incentive Plan of 2009 (the “2009 LRIP”) effective January 1, 2009. Below is a summary of the key terms of the 2009 LRIP.
     The 2009 LRIP has been established to encourage outstanding individuals to serve as officers of Motorola and to furnish those officers maximum incentive to improve operations and increase profits.

The 2009 LRIP, which replaces the Motorola Long Range Incentive Plan of 2006 for cycles beginning on January 1, 2009, is based on successive multi-year performance periods. The first cycle, which covers a three-year performance period, commenced January 1, 2009. The 2009 LRIP is being implemented pursuant to the terms and conditions of the Motorola Omnibus Incentive Plan of 2006, as amended or its successor (the “Omnibus Plan”).
       As recommended by the Co-Chief Executive Officers and approved by the Committee, Corporate, Senior and Executive Vice Presidents of Motorola may participate in the 2009 LRIP. The Co-Chief Executive Officers are also eligible to participate as approved by the Committee.
     A participant’s target award is established at the commencement of a performance period based on a percentage of the participant’s base pay in effect at that time. A participant’s maximum earned award will be two times his or her target award. The award earned will be based on the achievement of stated performance goals determined by the Committee based on one or more of the performance measures set forth in Section 14 of the Omnibus Plan. Performance measures may apply to performance in each year in the performance cycle, to cumulative performance during the entire performance cycle, or a combination of both. The Committee has determined that the performance measure for the 2009 — 2011 performance cycle is Relative Total Shareholder Return.
     Awards will be calculated after the close of each performance cycle on which the awards are based. All earned awards will be paid in cash or shares of Motorola common stock, as determined by the Committee, as soon as administratively practicable in the calendar year immediately following the last calendar year of a performance cycle, unless a participant makes an irrevocable election under a deferred compensation arrangement that provides for payment at a different time. The Motorola shares will be issued under the Omnibus Plan, or such other shareholder approved Motorola equity-based incentive plan as designated by the Committee.
     The Committee has the authority to administer, construe and make all determinations necessary or appropriate to the administration of the 2009 LRIP.
     The preceding summary of the 2009 LRIP and the performance measure for the 2009-2011 performance cycle are qualified in their entirety by reference to the full text of the plan and the description of Relative Total Shareholder Return, which are filed with this report as Exhibits 10.3 and 10.4, respectively, and are incorporated herein.
Item 8.01 Other Events
     On February 24, 2009, the Board approved an amendment, subject to stockholder approval, to Section 6 of the Omnibus Plan, to permit a one time option exchange program provided that such stock option exchange is implemented within 12 months of the date of stockholder approval of the amendment. Stockholders will consider this amendment at the May 4, 2009 annual meeting of Motorola stockholders.
     On March 19, 2009, the Board approved an amendment to Section 16 of the Omnibus Plan to clarify that the Omnibus Plan prohibits any type of repricing of equity awards without the approval of the stockholders of Motorola.
     The preceding summary of the amendments to the Omnibus Plan are qualified in their entirety by reference to the full text of the plan which is filed with this report as Exhibit 10.5 and is incorporated herein.

Item 9.01. Financial Statements and Exhibits
(d)  Exhibits.

10.1	2009 Motorola Incentive Plan

10.2	2009 Performance Measures under the 2009 Motorola Incentive Plan

10.3	Motorola Long Range Incentive Plan (LRIP) of 2009

10.4	2009 Performance Measures under the Motorola Long Range Incentive Plan (LRIP) of 2009

10.5	Motorola Omnibus Incentive Plan of 2006 (as amended through March 19, 2009, subject to stockholder approval as indicated)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MOTOROLA, INC.
By:	/s/ Greg A. Lee
Greg A. Lee
Senior Vice President, Human Resources

Dated: March 23, 2009

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	2009 Motorola Incentive Plan

10.2	2009 Performance Measures under the 2009 Motorola Incentive Plan

10.3	Motorola Long Range Incentive Plan (LRIP) of 2009

10.4	2009 Performance Measures under the Motorola Long Range Incentive Plan of 2009

10.5	Motorola Omnibus Incentive Plan of 2006 (as amended through March 19, 2009, subject to stockholder approval as indicated)